SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) June 19, 2003
                                  -------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




   300 Renaissance Center, Detroit, Michigan                 48265-3000
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  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313)-556-5000
                                                         --------------






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ITEM 5.  OTHER EVENTS

On June 19, 2003, Fitch, Inc. (Fitch) announced in a press release that it lowered its ratings on GM and GMAC. A portion of the press release issued by Fitch follows:

Fitch Ratings-Chicago-June 19, 2003: Fitch has downgraded the senior unsecured debt of General Motors Corporation (GM) and its financial services subsidiary, General Motors Acceptance Corp. (GMAC) and related entities to 'BBB+' from 'A-'. Fitch affirms the corresponding commercial paper ratings at 'F2'. The Rating Outlook remains Negative.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
                                                    (Registrant)
Date    June 19, 2003
        -------------
                                            By
                                            /s/Peter R. Bible
                                            --------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)